Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Aspen Group, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2019, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Mathews, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and
2.The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Mathews
Michael Mathews Chief Executive Officer (Principal Executive Officer)
Dated: December 10, 2019
In connection with the quarterly report of Aspen Group, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2019, as filed with the Securities and Exchange Commission on the date hereof, I, Frank Cotroneo, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and
2.The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Frank Cotroneo
Frank Cotroneo Chief Financial Officer (Principal Financial Officer)
Dated: December 10, 2019
In connection with the quarterly report of Aspen Group, Inc. (the “Company”) on Form 10-Q for the quarter ended October 31, 2019, as filed with the Securities and Exchange Commission on the date hereof, I, Robert Alessi, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
1.The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and
2.The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Robert Alessi
Robert Alessi Chief Accounting Officer (Principal Accounting Officer)
Dated: December 10, 2019